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                                  EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) relating to the distribution of stock to the pilots of Hawaiian Airlines, Inc. our report dated March 16, 2001, with respect to the financial statements and the schedule of Hawaiian Airlines, Inc. included in the Annual Report on Form 10-K for the year ended December 31, 2000.

                                       /s/ Ernst & Young, LLP






Honolulu, Hawaii
May 10, 2001